EXHIBIT 10.4

SECURITY AGREEMENT

This Security Agreement, dated as of July 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this "Security Agreement"), is made by and among Multimedia Platforms, Inc., a Nevada corporation ("MPI"), Columbia Funmap, Inc., a New Jersey corporation and a wholly-owned subsidiary of MPI ("Columbia"), and New Frontiers Media Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of MPI ("NFM"), and White Winston Select Asset Funds, LLC, a Delaware limited liability company ("Secured Party").

MPI, Columbia and NFW are collectively referred to herein as the "Debtor," and MPI, Columbia and NFW shall be jointly and severally liable for all obligations of the Debtor set forth herein. All references herein to the Debtor refer to MPI, Columbia and NFW, unless otherwise explicitly provided or required by the context.

Background

A. The Secured Party has agreed to loan One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Loan") to Debtor pursuant and subject to the terms of a Master Credit Facility Agreement, dated as of July 29, 2016 (the "Loan Agreement"), and evidenced by a Secured Promissory Note, dated July 29, 2016 (such Promissory Note, the "Note").

B. To induce the Secured Party to make the Loan, the Debtor agreed to secure its obligations arising thereunder by providing to the Secured Party a security interest in certain property under the terms and conditions set forth below.

N O W, T H E R E F O R E,

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions. Unless otherwise defined herein, capitalized terms have the definitions set forth in the Loan Agreement. The term "State," as used herein, means the Commonwealth of Massachusetts. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreement, the Note, this Security Agreement or any other Loan Document or any other instruments or agreements executed and delivered pursuant to the foregoing or in connection therewith.

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Section 2.  Grant of Security Interest.

(a) The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in, and so pledge and assign to the Secured Party, the following properties, assets and rights, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal property of Debtor of every kind and nature, whether tangible or intangible, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all intellectual property and payment intangibles).

(b) The parties acknowledge that (i) the Debtor has rights in the Collateral provided under this Security Agreement, (ii) Secured Party has given value to the Debtor, (iii) the parties have not agreed to postpone the time for attachment of such security interest, and (iv) the security interest granted under this Security Agreement is intended to attach (1) as to Collateral in which the Debtor now has rights, when the Debtor executes this Security Agreement and (2) as to Collateral in which the Debtor subsequently acquires rights, when the Debtor first obtains those rights.

Section 3. Representations and Warranties; Covenants. The Debtor hereby warrants and covenants as follows:

(a) The Debtor has title to the Collateral free from any lien, security interest, encumbrance or claim, other than those previously granted to the Secured Party or disclosed to the Secured Party, and the Debtor, at the Debtor's expense, will defend any action that may adversely affect the Secured Party's interest in or Debtor's title to the Collateral.

(b) The Debtor shall not sell, convey, assign, lease, grant a security interest in, or otherwise transfer the Collateral without the written consent of the Secured Party, except as set forth in Section 4 of this Security Agreement.

(c) The Debtor will keep the Collateral in good order and repair, subject to normal wear and tear, and will not waste or destroy, or permit the waste or destruction of, the same or any portion thereof.

(d) The Debtor will maintain direct loss insurance: (i) with respect to the Collateral against fire and the extended casualties and hazards, in an amount at all times equal to the insurable value of the assets; and (ii) with respect to all other assets and risks, in such amounts against such hazards and liabilities as customarily is maintained by other companies similarly situated and operating like properties; and (iii) against such public liability, employer's liability, and other risks as is usually maintained by companies similarly situated and engaged in like operations. Such insurance shall be maintained with good and responsible insurance companies, acceptable to the Secured Party, and a certified copy of such insurance policy or similar evidence acceptable to the Secured Party shall be delivered upon the execution of this Security Agreement. The Secured Party shall be named as a loss payee along with the named insured, and the policies shall be non-cancellable without thirty (30) days prior notice to the Secured Party.

(e) The Debtor will pay when due all existing or future charges, liens, or encumbrances on the Collateral, and all taxes and assessments now or hereafter imposed on or affecting it.

(f) All information with respect to the Debtor, the Collateral, and Debtor's account debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Secured Party, and all other written information heretofore or hereafter furnished by the Debtor to the Secured Party, is or will be true and correct as of the date furnished.

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(g) The Debtor will keep any and all inventory forming part of the Collateral at the address set forth in Section 13 (f) below unless the Secured Party shall otherwise consent in writing.

(h) The Debtor will keep its records concerning non-inventory Collateral at the address set forth in Section 13 (f) below. Such records will be of such character as to enable the Secured Party or its representatives to determine at any time the status thereof.

(i) The Debtor will promptly furnish the Secured Party such information concerning the Debtor, the Collateral, and any of the Debtor's account debtors as the Secured Party may at any time reasonably request.

(j) The Debtor will permit the Secured Party and its representatives at any reasonable time to inspect any and all inventory forming part of the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in possession of the Debtor pertaining to the Collateral and the Debtor's account debtors, and will promptly, on request of the Secured Party, deliver to the Secured Party all such records and papers.

(k) The Debtor will, at such times as the Secured Party may request, deliver to the Secured Party a schedule identifying each account receivable subject to the security interest of this Security Agreement, and such additional schedules, certificates, and reports respecting all or any of the Collateral at the time subject to the security interest of this Security Agreement, and the items or amounts received by the Debtor in full or partial payment or otherwise as proceeds of any of the Collateral. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Secured Party may reasonably specify. Any such schedule identifying any account receivable subject to the security interest created by this Security Agreement shall be accompanied, if the Secured Party so requests, by a true and correct copy of the invoice evidencing such account receivable and by evidence of shipment or performance. The Debtor shall immediately notify the Secured Party of the occurrence of any event causing material loss or depreciation in the value of inventory, and the amount of such loss or depreciation.

(l) If and when so requested by the Secured Party, the Debtor will stamp on the records of the Debtor concerning the Collateral a notation, in a form satisfactory to the Secured Party, of the security interest of the Secured Party under this Security Agreement.

(m) The Debtor shall perform all of the Debtor's covenants and agreements set forth in this Security Agreement.

Section 4.  Disposition of Collateral in Ordinary Course. Nothing herein shall prevent the Debtor from selling, trading in, or replacing any of the Collateral in the ordinary course of its business.

Section 5.  Secured Party May Perform. At the Secured Party's option, and after ten (10) days' written notice from Secured Party that Debtor has failed to maintain the Collateral according to the covenants herein, the Secured Party may discharge taxes, liens or security interests, or other encumbrances at any time hereafter levied or placed on the Collateral; may pay for insurance required to be maintained on the Collateral pursuant to Section 3 of this Security Agreement; and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred by the Secured Party pursuant to the foregoing authorization, including reasonable attorneys' fees and expenses. Until default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

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Section 6.  Obligations Secured; Default; Certain Remedies.

(a) This Security Agreement secures the Obligations of the Debtor to the Secured Party under the Uniform Commercial Code. Upon the occurrence of an "Event of Default," as defined in the Loan Agreement, including but not limited to an Event of Default because of any failure to comply with or perform any Obligations under this Security Agreement, the Secured Party may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code. The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed to the Debtor via registered or certified mail, postage prepaid, at least fifteen (15) days before the time of sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like, shall include the Secured Party's reasonable attorneys' fees and legal expenses.

(b) The Debtor hereby appoints the Secured Party as the Debtor's lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, subject to the notice requirements set forth in paragraph (a) above, all or any of the following powers with respect to all or any of the Collateral from and after the occurrence and during the continuance of an Event of Default:

(i)	to demand, sue for, collect, receive and give a quittance for any and all monies due or to become due;

(ii)	to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party;

(iii)	to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(iv)	to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

(v)	to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon; and

(vi)	to receive, open and forward the Debtor's mail.

(c) Whenever the security interest granted under this Security Agreement is enforceable, Secured Party may realize upon the Collateral and enforce the rights of Secured Party by (i) appointment by instrument in writing of a receiver (which term as used in this Security Agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent, and (ii) institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral. Any receiver appointed by Secured Party is vested with the rights and remedies which could have been exercised by Secured Party in respect of the Debtor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration are within the sole and unfettered discretion of Secured Party. Any receiver appointed by Secured Party will act as agent for Secured Party for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Debtor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Debtor or as agent for Secured Party, as Secured Party may determine in its discretion. The Debtor agrees to ratify and confirm all actions of the receiver acting as agent for the Debtor, and to release and indemnify the receiver in respect of all such actions. Secured Party, in appointing or refraining from appointing any receiver, does not incur liability to the receiver, the Debtor or otherwise and is not responsible for any misconduct or negligence of such receiver.

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Section 7.  Debtor Remains Liable. Anything herein to the contrary notwithstanding:

(a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) the Secured Party shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder but shall cooperate in the release of any lien to the extent it is necessary for the Debtor to dispose of the Collateral in the operation of the business.

Section 8.  Security Interest Absolute. All rights of the Secured Party and the security interests granted to the Secured Party hereunder shall be absolute and unconditional, irrespective of:

(a) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or any other amendment to or waiver of or any consent to any departure from the Loan Agreement, the Note or any other document or instrument relating thereto;

(b) any exchange, release or non-perfection of any collateral (including the Collateral), or any release of or amendment to or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or

(c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor, a guarantor or a third party grantor of a security interest.

Section 9.  Additional Assurances. At the request of the Secured Party, the Debtor will join in executing or will execute, as appropriate, all necessary financing statements in a form satisfactory to the Secured Party, and the Debtor will pay the actual cost of filing such statements, including all statutory fees. The Debtor will further execute all other instruments deemed necessary by the Secured Party and pay the cost of filing such instruments. The Debtor warrants that no financing statement covering the Collateral or any part thereof or any proceeds thereof is presently on file in any public office, except as set forth on Schedule 1 hereto.

Section 10.  Expenses. The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with: (a) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (b) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (c) the failure by the Debtor to perform or observe any of the provisions hereof.

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Section 11.  Certain Notices and Reports. The Debtor will immediately notify the Secured Party of any event causing material loss or depreciation in the value of the Collateral, including the amount of such loss or depreciation. The Debtor will deliver to the Secured Party, as and when requested, a report, in a form satisfactory to the Secured Party, showing, with respect to the business of the Debtor, opening inventory, inventory acquired, inventory sold and delivered, inventory sold and held for future delivery, inventory returned or repossessed, inventory used or consumed in the Debtor's business, and closing inventory.

Section 12.  Audits and Inspections. At any time while the Note is outstanding the Secured Party or its representatives shall be entitled to audit the Debtor's books, records and operations, including the Collateral, on a quarterly basis and the Debtor shall be subject to monthly monitoring by the Secured Party. All such audits and monitoring shall be subject to the provisions of the Loan Agreement and shall be at Debtor's cost as set forth in the Loan Agreement.

Section 13.  Miscellaneous.

(a) No Waivers. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on any subsequent occasion.

(b) Successors and Assigns. This Security Agreement shall constitute a continuing agreement between the Secured Party and the Debtor, and all powers, rights, privileges, obligations, and duties herein set forth shall apply to, inure to the benefit of, and be binding on the heirs, executors, administrators, successors and assigns of the Secured Party and the Debtor.

(c) Governing Law and Venue. This Security Agreement and any dispute between or among the parties arising from or related to this Security Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to such jurisdiction's principles of conflict of laws. Each of the parties hereto consents to the exclusive jurisdiction and venue of the courts, as the case may be, of Suffolk County, Massachusetts or the United States Federal Court District of Massachusetts; Eastern Division.

(d) Remedies Cumulative. The rights and remedies herein are cumulative, and not exclusive of other rights and remedies which may be granted or provided by law.

(e) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The delivery by a party of a telecopy or facsimile signature to this Security Agreement shall have the same effect as the delivery of an original signature. The parties shall thereafter promptly deliver original signature pages, however any failure or delay in the delivery of an original signature shall not vitiate or impair the legally binding effect of a telecopy or facsimile signature.

(f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, to a party at the address set forth below (which may be changed in accordance with these notice procedures):

If to the Secured Party:	White Winston Select Asset Funds
265 Franklin St., Suite 1702
Boston, MA 02110
Attn: Todd M. Enright
Fax: 801-938-7540

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with a copy to:	McCarter & English, LLP
265 Franklin St.
Boston, MA 02110
Attention: Burt Winnick
Fax: 617-326-3078

If to the Debtor	Multimedia Platforms, Inc.
2929 East Oakland Blvd.
Fort Lauderdale, FL 33308
Attention: Robert Weiss

With a copy to:	Lucosky Brookman, LLP
101 Wood Avenue, 5th Floor
Woodbridge, NJ 08830
Attention: Joe Lucosky

(g) No Third Party Beneficiaries. Except to the extent, if at all, otherwise expressly provided herein, the provisions of this Security Agreement shall not confer any rights or remedies on anyone not a party to this Security Agreement, and no person shall have the right to claim the rights of a third party beneficiary hereunder (other than the heirs, administrators, personal representatives, successors and assigns of the Lender).

(h) Entire Agreement; Amendment. This Security Agreement and the documents and instruments referred to herein embody the entire agreement and understanding between the parties relating to the subject matter hereof and there are no covenants, promises, agreements, conditions or understandings, oral or written, except as herein set forth. This Security Agreement may not be amended, waived or discharged except by an instrument in writing executed by the party against whom such amendment, waiver or discharge is to be enforced.

(i) Affirmation. With respect to the power of attorney set forth in this Security Agreement, the undersigned Witness has witnessed the signatures of Debtor, and affirms that they appeared before the Witness to be of sound mind, were not under duress and that they affirmed to the Witness that they were aware of the nature of the power of attorney contained herein and signed it freely and voluntarily.

(j) JURY TRIAL WAIVER. SECURED PARTY AND DEBTOR HEREBY MUTUALLY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY LITIGATION, ACTION OR PROCEEDING BETWEEN SECURED PARTY, DEBTOR OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY AGREEMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties, as evidenced by the signatures of their duly authorized agents, do hereby execute this Security Agreement as of the date first set forth above.

SECURED PARTY

WHITE WINSTON SELECT ASSET FUNDS, LLC

By:	Witness:
Name:
Title:

DEBTOR

MULTIMEDIA PLATFORMS, INC.

By:	Witness:
Name:	Name:
Title:

COLUMBIA FUNMAP, INC.

By:	Witness:
Name:	Name:
Title:

NEW FRONTIERS MEDIA HOLDINGS, LLC

By:	Witness:
Name:	Name:
Title:

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Schedule 1

Financing Statements

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